Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “Report”) of Hercules Technology Growth Capital, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Manuel A. Henriquez, the Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

1) The Report fully complies with the requirements of the Section13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 7, 2013	By:	/S/ MANUEL A. HENRIQUEZ
Manuel A. Henriquez
Chairman, President, and Chief Executive Officer